Fees Summary	Aug. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,000,000.00
Previously Paid Amount	2,072.00
Total Fee Amount	2,072.00
Total Offset Amount	0.00
Net Fee	$ 0.00